MODIFICATION, WAIVER AND CONSENT

THIS MODIFICATION, WAIVER AND CONSENT, dated as of December 15, 2005, is made for the benefit of FPR HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), by JPMORGAN CHASE BANK, f/k/a The Chase Manhattan Bank, as trustee, under the Pooling and Servicing Agreement, dated as of December 18, 1998 (as amended from time to time, the “Pooling and Servicing Agreement”), for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-C2, as secured party (together with its successors and assigns, “Lender”). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Deed of Trust (as defined below).

RECITALS:

A. Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (“Original Lender”), made a loan to Pledgor in the original principal amount of FORTY-ONE MILLION EIGHT HUNDRED FORTY-ONE THOUSAND TWENTY-ONE AND 29/100 DOLLARS ($41,841,021.29) (the “Loan”) pursuant to a Loan Agreement, dated December 23, 1997, between Pledgor and Original Lender (the “Loan Agreement”).

B. The Loan is evidenced by that certain Deed of Trust Note, dated as of December 23, 1997 (the “Note”), from Pledgor to Original Lender.

C. The Loan and Note are secured by those certain Deed of Trust, Assignment of Leases and Rents and Security Agreements, each dated as of the date of the Note (the “Deed of Trust”), executed by Pledgor in favor of Richard W. Klein, Jr., as trustee (“Original Pledgee”) for the benefit of Original Lender, as Beneficiary, granting to Original Pledgee, among other things, a lien on the real property located at 6600 Business Parkway, Elkridge, Maryland, 250 Exchange Place, Fairfax, Virginia, 6295 Edsall Road, Fairfax, Virginia, and 13129 Airpark Road, Culpeper, Virginia as more particularly described in said Deed of Trust (the “Real Property”), a separate Assignment of Leases and Rents, dated as of the date of the Note (the “ALR”) and certain UCC Financing Statements (the “Financing Statements”; together with the ALR, the “Collateral Documents”). The Loan is further evidenced or secured by various other documents executed by Pledgor and others in favor of Original Pledgee (together with the Loan Agreement, Note, the Deed of Trust, the ALR and the Financing Statements, the “Loan Documents”).

D. Original Lender assigned all of its right, title and interest in the Loan and the Loan Documents to Lender.

E. Pursuant to the Loan Documents, Borrower has requested that Lender release the lien of the Mortgage and terminate the Collateral Documents upon Borrower’s defeasance of the Loan (the “Defeasance”).

F. In connection with the Defeasance, Borrower has entered into that certain Defeasance Pledge and Security Agreement, dated as of the dated hereof (the “Security Agreement”), among Borrower, Lender, Wells Fargo Bank, N.A., as securities intermediary, and Wachovia Bank, National Association, as master servicer under the Pooling and Servicing Agreement.

G. Pursuant to the Loan Documents, it is a condition precedent to Lender’s obligation to release the lien of the Mortgage on the Real Property and terminate the Collateral Documents and the Financing Statements that Borrower grant a security interest in the Pledged Collateral (as defined in the Security Agreement) to Lender to secure the payment and performance in full when due of all amounts payable under the Loan Documents.

H. Notwithstanding anything in Section 57 of the Deed of Trust, Borrower has requested that Lender waive the requirement that the Loan be defeased on a Payment Date (as defined in the Deed of Trust, and that Borrower provide not less than thirty (30) days prior written notice of the Defeasance.

I. Notwithstanding anything in Section 57 of the Deed of Trust, Borrower has requested that Lender waive the requirement that Borrower pay all interest accrued and unpaid under the Note to and including the date of the Defeasance (the “Defeasance Closing Date”).

J. Notwithstanding anything in Section 57 of the Deed of Trust, Borrower has requested that Lender waive the requirement that Borrower deposit with Lender the Defeasance Deposit Collateral in order that Lender may, as agent for Borrower, purchase direct, non-callable obligations of the United States of America for the Defeasance.

K. Notwithstanding anything in Section 57 of the Deed of Trust, Borrower has requested that Lender waive the requirement that the Defeasance Pledge and Security Agreement provide that any excess received by Lender from the Defeasance Collateral over the amounts payable by Borrower under the Note, be refunded to Borrower promptly after each monthly payment.

L. Borrower has requested that Lender waive compliance with the above-referenced requirements of Section 57 of the Deed of Trust.

AGREEMENT

NOW THEREFORE, Lender hereby acknowledges and agrees:

1. Waiver.

(i.) The requirements in Section 57 of the Deed of Trust that the Loan be defeased on a Payment Date, and that Borrower provide not less than thirty (30) days prior written notice of the Defeasance, hereby are waived.

(ii.) The requirement in Section 57 of the Deed of Trust that Borrower pay all interest accrued and unpaid under the Note to and including the Defeasance Closing Date hereby is waived. Interest accruing under the Note from December 11, 2005 through the Defeasance Closing Date will be paid on (along with the principal portion of the scheduled payment due on) January 11, 2006, from proceeds of the Securities (as defined in the Security Agreement) and any other funds which will be deposited into the Pledged Collateral Account (as defined in the Security Agreement) on or prior to the Defeasance Closing Date.

(iii.) The requirement in Section 57 of the Deed of Trust that Borrower deposit with Lender the Defeasance Collateral in order that Lender may, as agent for Borrower, purchase direct, non-callable obligations of the United States of America for the Defeasance, hereby is waived. In lieu of depositing the Defeasance Collateral with Lender, Borrower shall directly purchase, and shall pledge and assign to Lender all of Borrower’s right, title and interest in, the Securities (as defined in the Security Agreement) and other collateral described in the Security Agreement.

(iv.) The requirement in Section 57 of the Deed of Trust that Lender refund to Borrower, promptly after each monthly payment, any excess received by Lender from the Defeasance Collateral over the amounts payable by Borrower under the Note is waived.

(v.) All other requirements as set forth in Section 57 of the Deed of Trust shall remain in full force and effect. The execution and delivery of the Defeasance Documents (as defined in the Security Agreement) by Lender shall be evidence of Borrower’s satisfaction of all such requirements of Section 57 of the Deed of Trust or Lender’s waiver thereof.

2. Ratification. Except for the specific waivers and consents set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the Loan Documents or any Defeasance Document, and all such other covenants and agreements contained in the Loan Documents and the Defeasance Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.

3. Counterparts. This Modification, Waiver and Consent may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to Lender. Delivery of an executed counterpart of a signature page to this Modification, Waiver and Consent by facsimile shall be effective as delivery of a manually executed signature page hereto.

4. Governing Law; Venue: THIS MODIFICATION, WAIVER AND CONSENT, THE CREATION, ATTACHMENT, PERFECTION, EFFECT OF PERFECTION OR NON-PERFECTION AND PRIORITY OF THE RIGHTS AND INTERESTS OF PLEDGEE IN THE PLEDGED COLLATERAL, AND ALL OTHER RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE UCC AND INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE OF NEW YORK CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM.

BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER DEFEASANCE DOCUMENT OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS (IN EACH CASE, AN “ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE OF NEW YORK. BORROWER AND LENDER HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. BORROWER AND LENDER HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION, (I) ANY CLAIM THAT SUCH PARTY IS NOT SUBJECT TO SUCH JURISDICTION; (II) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT SUCH PARTY IS EXEMPT OR IMMUNE FROM EXECUTION; (III) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (IV) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Modification, Waiver and Consent to be executed and delivered by its duly authorized officer effective as of the date first above written.

BORROWER:

FPR HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership

By: FPR-GP Holdings, Inc., a Delaware corporation, its General Partner

By: /s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief
Financial Officer

LENDER:

JPMORGAN CHASE BANK, f/k/a The Chase Manhattan Bank,

as Trustee under the Pooling and Servicing Agreement, dated as of December 18, 1998 (as amended from time to time, the “Pooling and Servicing Agreement”) for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-C2

By: Wachovia Bank, National Association (formerly First Union National Bank), a national banking association, as master servicer pursuant to the Pooling and Servicing Agreement

By:	/s/ D. Bryan Gregory

Name:	D. Bryan Gregory

Title: Vice President